Net Loss Per Share Attributable to Ordinary Shareholders	6 Months Ended
Jun. 30, 2026
Earnings Per Share [Abstract]
Net Loss Per Share Attributable to Ordinary Shareholders

Note 5 - Net Loss Per Share Attributable to Ordinary Shareholders

Basic net loss per share is computed by dividing the net loss available to common stockholders by the weighted-average number of ordinary shares outstanding. Diluted net loss per share is computed similarly to basic net loss per share except that the denominator is increased to include the number of additional ordinary shares that would have been outstanding if the potential ordinary shares had been issued and if the additional ordinary shares of were dilutive. Diluted net loss per share is the same as basic net loss per share of ordinary share, as the effect of potentially dilutive securities is antidilutive.

The following table sets forth the computation of basic and diluted net loss per share attributable to ordinary shareholders for the periods presented:

	Six Months ended June 30,	Three Months ended June 30,	Six Months ended June 30,	Three Months ended June 30,
	2026	2026	2025	2025
Numerator:
Net loss	3,938	2,165	5,380	2,057

Denominator:
Weighted-average number of ordinary shares used in computing net loss per share attributable to ordinary shareholders, basic and diluted	639,483,242	640,243,933	459,829,621	463,508,519

Net loss per share attributable to ordinary shareholders, basic and diluted	0.006	0.003	0.012	0.004

The potential number of ordinary shares that were excluded from the computation of diluted net loss per share attributable to ordinary shareholders for the periods presented since including them would have been anti-dilutive are as follows:

	Six Months ended June 30,	Six Months ended June 30,
	2026	2025
Outstanding options to purchase ordinary shares and RSAs	40,589,680	44,471,160